UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ATTIS INDUSTRIES INC.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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	2)	Aggregate number of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ATTIS INDUSTRIES INC.

12540 Broadwell Road, Suite 2104
Milton, GA 30004

To the Holders of Common Stock of Attis Industries Inc.:

This Information Statement is first being mailed on or about , 2018 to the holders of record of the outstanding common stock, $0.025 par value per share (the “Common Stock”) of Attis Industries Inc., a New York corporation (the “Company”), as of the close of business on August 8, 2018 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholders holding 53.2% of the voting equity. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and holders of the Company’s preferred stock. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by written consent of the holders of a majority of our outstanding voting stock:

approving the issuance of shares of the Company’s common stock underlying the Series G Preferred Stock, having such designations, rights and preferences as set forth in the Company’s Amendment to Certificate of Incorporation filed with the Secretary of State of the State of New York on June 1, 2018 (the “Series G Designations”), in excess of 1,555,480, pursuant to conversion in accordance with the Series G Designations.

The enclosed information statement contains information pertaining to the matter acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at http://www.attisind.com

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

By Order of the Board of Directors,

/s/ Jeffrey Cosman

Jeffrey Cosman

Chief Executive Officer, Chairman

August 16, 2018

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF ATTIS INDUSTRIES INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Attis Industries Inc.

12540 Broadwell Road, Suite 2104

Milton, GA 30004

Tel: (678) 580-5661

INFORMATION STATEMENT

(Preliminary)

August 16, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of August 8, 2018 (the “Record Date”) of common stock, par value $0.025 per share (the “Common Stock”), of Attis Industries Inc., a New York corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On August 8, 2018, the Company received a written consent in lieu of a meeting by the holders of 53.2% of the voting power of the Common Stock, including shares of preferred stock (the “Majority Stockholder”) authorizing the following action:

To approve the issuance of shares of the Company’s common stock pursuant to the conversion of up to 180,000 shares of the Company’s Series G Preferred Stock issued in accordance with Securities Purchase Agreement among GreenShift Corporation, Flux Carbon LLC and the Company dated May 25, 2018, in excess of 1,555,480,in accordance with the Series G Designations, pursuant to conversion in accordance with the Series G Designations, resulting in the issuance of common stock in excess of 19.99% of the amount of common stock issued and outstanding, in order to comply with NASDAQ Listing Rule 5635(d) and New York law (the “Shareholder Approval”).

On May 25, 2018, the Company’s Board of Directors (the “Board”) approved the issuance of the Series G Preferred Stock, and recommended for approval to the Majority Stockholder the Shareholder Approval.

On August 8, 2018, the Majority Stockholder approved the Shareholder Approval by written consent in lieu of a meeting in accordance with the New York Business Corporations Act.  Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock, warrant holders and holders of the Company’s preferred stock on or about ________, 2018.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock held by the Majority Stockholder, the number of shares of Series A Preferred held by the Majority Stockholders, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Jeffrey Cosman	1,358,660	51	24,970,898	24,970,898	53.2%
TOTAL	1,358,660	51	24,970,898	24,970,898	53.2%

ACTIONS: APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION OF THE COMPANY’S SERIES G PREFREED STOCK IN ORDER TO COMPLY WITH NASDAQ LISTING RULE 5635(d).

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholder.

The Shareholder Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about _______, 2018.

Series G Preferred Stock

Effective May 25, 2018 (the “Closing Date”), Attis Industries Inc. (the “Company”), the Company’s wholly-owned subsidiary, Attis Innovations, LLC (“Innovations”), GreenShift Corporation (“GreenShift”), and GreenShift’s wholly-owned subsidiary, GS CleanTech Corporation (“CleanTech”), among others, entered into a Securities Purchase Agreement (“SPA”) and related transaction documents pursuant to which the Company acquired 80% of the membership interest units (“80% Units”) of FLUX Carbon LLC (“JVCo”), and $10,000,000 of GreenShift’s subordinate secured debt, in exchange for an earn-out based purchase price equal to the greater of (i) $18,000,000 (“Floor Price”); (ii) five (5) times JVCo’s Consolidated EBITDA during 2018, 2019, and 2020; (iii) four (4) times JVCo’s Consolidated EBITDA during 2021, 2022, and 2023; (iv) three (3) times JVCo’s Consolidated EBITDA during 2024 and 2025; (iv) two (2) times JVCo’s Consolidated EBITDA during 2026; or (iv), one (1) times JVCo’s Consolidated EBITDA during 2027.

An initial payment against the SPA purchase price was paid at Closing in the form of 2,000,000 restricted shares of the Company’s common stock and 180,000 shares of the Company’s Series G Stock, 50,000 of which were issued by the Company directly to EXO Opportunity Fund LLC ("EXO") in connection with EXO's release and assignment of 100% of any right, title and interest it had in, to and under equity and debt securities issued and owned by JVCo prior to the Closing Date. GreenShift is required to use the first proceeds received upon sale of its shares to pay or refinance its senior secured debt.

The representations and warranties contained in the Securities Purchase Agreement were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements, and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and their agreements.

Effective November 29, 2017, the Company, Innovations, and four individual sellers (the “ALB Sellers”) entered into an agreement pursuant to which the Company and Innovations agreed to acquire all of the issued and outstanding equity of Advanced Lignin Biocomposites, LLC (“ALB”) in exchange for $3,200,000 in Company stock. On May 25, 2018, the Company, Innovations, and the assignee of one of the ALB Sellers, Gaula Ventures, LLC (“GV”), a Georgia limited liability company, entered into and closed under a Membership Interest Purchase Agreement (“MIPA”) and related transaction documents (i) to amend, restate and supersede the November 2017 ALB agreement in respect of GV’s ownership interest in ALB, (ii) to include terms for the acquisition of GV’s ownership interest in Genarex FD LLC (“Genarex”), a Delaware limited liability company (“Genarex”), and (iii) to consolidate the purchase price consideration payable to GV in connection with both acquisitions on terms which limit the amount of Company stock issuable in exchange for GV’s interests in ALB and Genarex. The MIPA and applicable transaction documents replaced, supplanted, and in all respects superseded the parties prior November 2017 agreement in connection with ALB. Consequently, the consideration payable and other rights granted thereunder were forfeited and surrendered by GV to the Company upon Closing under the MIPA.

An initial payment against the MIPA purchase price was paid at Closing in the form of 1,000,000 restricted shares of the Company’s common stock and 22,600 shares of the Company’s Series G Stock. The Company and Innovations assigned their respective beneficial ownership interests in, to and under the membership interests of ALB and Genarex to JVCo in connection with the Closing under the SPA and MIPA.

In connection with the SPA and MIPA, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of GreenShift and GV, pursuant to which the Company shall, on the 10th calendar day after the first date on which the Company is permitted to file the initial Registration Statement pursuant to the terms and conditions of the Preferred F Registration Rights Agreement (the form of which was previously filed by the Company on its Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) on February 22, 2018), file with the SEC an initial Registration Statement on Form S-3 covering the resale of all shares of common stock comprising the units or the largest amount thereof permissible. The Company shall use its best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of the Registration Rights Agreement, declared effective by the SEC as soon as practicable.

If the Company does not deliver registered and freely-trading shares of common stock to GreenShift as and when due under the SPA, then the Company shall pay cash to GreenShift to redeem shares issuable upon conversion of the Series G Stock at the rate of $100,000 per month commencing August 31, 2018 (the “Series G Redemption Payment”), and continuing on the first of each month thereafter until such time as the Company delivers conforming registered and freely-tradable shares of Common Stock to as and when due hereunder in compliance with applicable provisions of the transaction documents.

The securities issued pursuant to the SPA and MIPA were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) and/or Regulation D the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

In connection with the closing of the Purchase Agreement, the Company submitted for filing with the Secretary of State of the State of New York, on June 1, 2018, the Certificate of Amendment to the Certificate of Incorporation of the Company (the “Amendment to Certificate”), which established 500,000 shares of the Series G Stock, par value $0.001 per share, having such designations, rights and preferences as set forth in the Amendment to Certificate. The Company filed a copy of the Amendment to Certificate as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2018

The shares of Series G Stock have a stated value of $100.00 per share, are convertible into Common Stock at a price of the greater of $0.50 per share or 100% of the lowest closing market price per share for the thirty days prior to conversion, subject to certain adjustments and beneficial ownership limitations. Shares of the Series G Stock are non-voting, but, in the event a dividend is declared by the Board of Directors, entitle the holder of each share of Series G Stock to receive a cumulative dividend, in each case equal in amount and kind to that payable to the holder of the number of shares of the Company’s common stock into which that holder's Series G Stock could be converted on the record date for the dividend without giving effect to the 9.9% conversion limitation stated above. The shares of Series G Stock rank senior to the common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other class or series of capital stock of the Company thereafter created.

Based on the Series G Conversion Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion), provided that no adjustments were required to the Series G Conversion Price, up to a maximum of 36,000,000 shares of Common Stock would be issuable upon conversion of Series G Preferred Stock. Based on the number of shares of Common Stock outstanding as of the Record Date, but without accounting for the limitations on ownership set forth in the Series G Designations or any adjustments to Series G Conversion Price, such shares would represent approximately 63% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company; adjustments to the Series G Conversion Price could result in further dilution. The sale or any resale of the Common Stock issued upon conversion of Series G Preferred Stock could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Series G shareholders may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

The Shareholder Approval is required for the Company to comply with NASDAQ Marketplace Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (1) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or Substantial Shareholders (as defined in the NASDAQ Marketplace Rules) of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Accordingly, until the Shareholder Approval is effective, the Company may not issue shares of Common Stock upon conversion of the Series G Preferred Stock in excess of 1,555,480.

Effect of Proposal on Current Shareholders.

The issuance of such shares may result in significant dilution to our shareholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued upon conversion of Series G Preferred Stock could cause the market price of our Common Stock to decline as well as result in substantial dilution to other shareholders since the Stockholders may ultimately convert and sell the full amount issuable on conversion. This means that our current shareholders will own a smaller interest in our company and will have less ability to influence significant corporate decisions requiring shareholder approval.

Further Information.

The terms of the Certificate of Designation for the Series G Preferred Stock, the Securities Purchase Agreement and Form of Registration Rights Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2018, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Dissenters’ Rights

Under the New York Business Corporation Law, stockholders will not be entitled to dissenters’ rights with respect to the Shareholder Approval, and we do not intend to independently provide stockholders with such rights.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholder.

The Shareholder Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about _______, 2018.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 8, 2018, certain information regarding beneficial ownership of our Common Stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, Series A preferred stock, Series D preferred stock and Series E preferred stock, Series F Preferred Stock and Series G Preferred Stock (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock, Series A Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 21,158,409 shares of Common Stock outstanding as of August 8, 2018. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of August 8, 2018. In addition, as of August 8, 2018, 51 shares of Series A Preferred Stock, 106,950 shares of Series D Preferred Stock, 161,000 shares of Series E Preferred Stock, 2,500 shares of Series F Preferred Stock and 202,600 shares of Series G Preferred Stock were outstanding. We did not deem such options or shares of Preferred Stock outstanding, however, for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Attis Industries Inc., 12540 Broadwell Road, Suite 210, Milton, GA 30004.

Name and Address of Beneficial Owner	Common Stock Owned Beneficially		Percent of Class	Series A Preferred Stock Owned Beneficially	Percent of Class	Series D Preferred Stock Owned Beneficially	Percent of Class	Series E Preferred Stock Owned Beneficially	Percent of Class	Series F Preferred Stock Owned Beneficially	Percent of Class Owned Beneficially	Series G Preferred Stock Owned Beneficially	Percent of Class Owned Beneficially
Named Executive Officers and Directors
Jeffrey S. Cosman, Chief Executive Officer, Chairman	1,358,660	(1)	6.42%	51	100.00%	―	―	―	―	―	―
Chris Diaz, Chief Financial Officer	―		―	―	―	―	―	―	―	―	―
Joseph Ardagna, Director	21,583	(4)	*	―	―	―	―	―	―	―	―
Jackson Davis, Director	21,583	(4)	*	―	―	―	―	―	―	―	―
Thomas Cowee, Director	21,583	(4)	*	―	―	―	―	―	―	―	―
All directors and officers as a group (5 persons)	1,423,409		6.72%	51	100.00%	―	―	―	―	―	―
5% or greater shareholders
Clayton Struve 175 W. Jackson Blvd., Suite 440 Chicago, IL 60604(3)	1,794,927		8.48%	―	―	97,850	91.49%	150,000	93.168%	―	―
YA II PN, Ltd. 1012 Springfield Avenue, Mountainside, NJ 07092 (5)	―		―	―	―	―	―	―	―	2,222.24	88.88%	11,750	5.8%
Walter H. Hall, former President, former Chief Operating Officer and former Director	1,031,260	(6)	4.9%	―	―	―	―	―	―		―
EXO Opportunity Fund LLC c/o Sonageri & Fallon LLC, 411 Hackensack Avenue, Hackensack, New Jersey 07601 (7)	1,000,000		4.73%									38,250	18.9%
GreenShift Corporation Corporation 5950 Shiloh Road East, Suite N Alpharetta, GA 30005 (8)	1,000,000		4.73%									130,000	64.1%
Gaula Ventures LLC McFarlin Lane, Milton, Georgia 30004 (9)	1,000,000		4.73%									22,600	11.15%
Total	4,835,538		34.29%	51	100.00%	97,850	91.49%	200,000	93.168%	566	22.2%	202,600	100%

* Less than 1%

(1)	Includes 1,560 shares of the Common Stock of the Company issued to Rush the Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members and 20,000 shares of the Common Stock of the Company issued, in the aggregate, to four limited liability companies in which Mr. Cosman is the manager. Includes 302,663 warrants to purchase Common Stock at an exercise price of $5.16 per share. Does not reflect voting power conferred by ownership of Series A Preferred Stock.

(2)	Excludes 3,750 non-employee options to purchase Common Stock at $20 per share.

(3)	Includes 181,598 warrants to purchase Common Stock at an exercise price of $5.16 per share; does not include (i) 978,500 shares of Common Stock underlying shares of Series D Preferred Stock, which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (ii) 1,100,000 shares of Common Stock underlying shares of Series E Preferred Stock, the conversion terms of which are subject to the Shareholder Approval and which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (iii) 1,467,750 warrants to purchase Common Stock at an exercise price of $1.44 per share, which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares; and (v) 1,650,000 warrants to purchase Common Stock at an exercise price of $1.20 per share, which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares.

(4)	Excludes 3,750 non-employee options to purchase Common Stock at $20.00 per share.

(5)	YA II PN, Ltd. (“YA”) is the holder of 2,222.24 shares of Series F Convertible Preferred Stock and 11,750 of Series G Convertible Preferred Stock. Yorkville Advisors Global, LP (“Yorkville LP”) is YA’s investment manager and Yorkville Advisors Global II, LLC (“Yorkville LLC”) is the General Partner of Yorkville LP. All investment decisions for YA are made by Managing Member, Matthew Beckman. D-Beta One Equity, Ltd. (“D-Beta One”) is the holder of warrants to purchase 750,000 shares of the Company’s common stock at an exercise price of $0.49356 per share. Delta Beta Advisors, LLC (“D-Beta”) is D-Beta One’s investment manager. All investment decisions for D-Beta are made by D-Beta’s Managing Member, Matthew Beckman. YA and D-Beta One may be deemed affiliates of one another through common management and ownership.

(6)	As of the date hereof, Mr. Hall beneficially owns 1,031,260 shares of the issued and outstanding common stock of the Issuer, comprised of: (i) 175,350 shares of common stock owned directly by Mr. Hall; and (ii) 857,910 shares, based on the assumed exercise of options having a $1.06 per share exercise price for a period of five years owned directly by Mr. Hall. Therefore, in the aggregate, Mr. Hall may cast 1,031,260 of 17,981,326 votes, equivalent to approximately 5.735%.

(7)	EXO Opportunity Fund LLC (“EXO”) beneficially owns 1,000,000 shares of common stock and is the holder of 37,250 shares of Series G Convertible Preferred Stock. All investment decisions for EXO are made by EXO's Manager, Mary Carroll. Acutus Capital LLC is the sole member of EXO, and James Sonageri is the sole member and manager of Acutus Capital LLC.

(8)	GreenShift Corporation (“GreenShift”) beneficially owns 1,000,000 shares of common stock and is the holder of 130,000 shares of Series G Convertible Preferred Stock. All investment decisions for GreenShift are made by GreenShift’s Chief Executive Officer, Kevin Kreisler. Viridis Capital LLC is the owner of 80% of the capital stock of GreenShift, and Mr. Kreisler is the sole member and manager of Viridis Capital LLC.

(9)	Gaula Ventures LLC (“Gaula”) beneficially owns 1,000,000 shares of common stock and is the holder of 22,600 shares of Series G Convertible Preferred Stock. All investment decisions for Gaula are made by Gaula’s Manager, David Winsness. Mr. Winsness is the owner of the majority equity interests in Gaula.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Attis Industries Inc., 12540 Broadwell Road, Suite 2104, Milton, GA 30004.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Shareholder Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Attis Industries Inc., 12540 Broadwell Road, Suite 2104, Milton, GA 30004. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Jeffrey Cosman

Jeffrey Cosman

Chairman and Chief Executive Officer

Dated: August 16, 2018